UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2005

                         Reality Wireless Networks, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-26369
                            (Commission File Number)

                                   88-0422026
                        (IRS Employer Identification No.)

             4916 Point Fosdick Dr., Suite 102, Gig Harbor, WA 98335
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (253) 853-3632
               ---------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                         Reality Wireless Networks, Inc.

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

      On July 21, 2005 Reality Wireless Networks, Inc. ("Registrant") and Arabian Recab For Trading Co., ("Recab International"), entered into an agreement to merge a wholly owned subsidiary of Registrant with into Recab International and to rename Registrant "Recab International Inc", (the "reverse merger"). The agreement provides that all of the shares of common stock of Recab International issued and outstanding at the time the merger becomes effective under applicable state law (the "Effective Time"), will be converted into common stock of Registrant such that the current holders of Arabian Recab common stock will hold 98% of all shares of Registrant's common stock outstanding immediately after the closing of this merger transaction. The agreement may be terminated at any time prior to the Effective Time by written agreement; by Arabian Recab for breach of any of the representations and warranties or covenants of Registrant if such breach is not cured within thirty days of written notice; by Registrant for breach of any Arabian Recab representations and warranties or covenants if the breach is not cured within thirty days of written notice; by either party upon completion of due diligence.

Section 2 - Financial Information
Section 3 - Securities and Trading Markets
Section 4 - Matters Related to Accountants and Financial Statements
Section 5 - Corporate Governance and Management
Section 6 - [Reserved]
Section 7 - Regulation FD
Section 8 - Other Events
Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits.

      The financial statements of Arabian Recab and pro forma financial statements of the combined entities will be incorporated by reference in an amendment to this Form 8-K.

EXHIBIT NUMBER       DESCRIPTION                             LOCATION
    2.2              Agreement and Plan of Merger            Filed Herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         REALITY WIRELESS NETWORKS, INC.
                                  (Registrant)


Date:  July 26, 2005

/s/ Steve Careaga
-------------------------------
Steve Careaga, Chief Executive Officer